Exhibit 99.1

Essent Group Ltd. Reports First Quarter 2014 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--May 8, 2014--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2014 of $15.0 million or $0.18 per diluted share. As of March 31, 2014, Essent had primary insurance in force of $34.8 billion and consolidated stockholders’ equity of $740.1 million.

Additionally, Essent’s combined risk to capital ratio, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 16.1:1 as of March 31, 2014.

“Our growing insurance in force portfolio generated $44.8 million in earned premium for the first quarter of 2014, an increase of 110% compared to the first quarter a year ago,” said Mark Casale, Chairman and Chief Executive Officer. “In addition, our strong capital levels and disciplined risk management approach continue to provide confidence to our counterparties and differentiate Essent in the market place.”

Financial Highlights:

  Insurance in force as of March 31, 2014 was $34.8 billion, compared to $32.0 billion as of December 31, 2013 and $17.4 billion as of March 31, 2013.
  New insurance written for the first quarter of 2014 was $3.6 billion, compared to $4.5 billion in the fourth quarter of 2013 and $4.3 billion in the first quarter of 2013.
  Income before taxes for the first quarter of 2014 was $23.5 million, compared to $19.4 million for the fourth quarter of 2013 and $7.3 million for the first quarter of 2013.
  Net premiums earned for the first quarter of 2014 were $44.8 million, compared to $40.3 million in the fourth quarter of 2013 and $21.3 million in the first quarter of 2013.
  The expense ratio for the first quarter of 2014 was 52.4%, compared to 55.3% for the fourth quarter of 2013 and 70.4% for the first quarter of 2013.
  The provision for losses and LAE for the first quarter of 2014 was $0.9 million, compared to $0.7 million for both the fourth and first quarters of 2013.
  The percentage of loans in default as of March 31, 2014 was 0.12%, compared to 0.11% as of December 31, 2013 and 0.10% as of March 31, 2013.
  The combined ratio for the first quarter of 2014 was 54.4%, compared to 57.0% for the fourth quarter of 2013 and 73.8% for the first quarter of 2013.
  On April 28, 2014, Standard & Poor’s affirmed its BBB+ Financial Strength Rating for Essent Guaranty, Inc. Moody’s continues to rate Essent Guaranty, Inc. as Baa2.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 33651865 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 33651865.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 10, 2014. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Additional information regarding Essent may be found at www.essentgroup.com.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter ended March 31, 2014

Exhibit A:	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B:	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C:	New Insurance Written
Exhibit D:	Insurance in Force and Risk in Force
Exhibit E:	Portfolio Vintage Data
Exhibit F:	Portfolio Geographic Data
Exhibit G:	Defaults, Reserve for Losses and LAE, and Claims
Exhibit H:	Investment Portfolio
Exhibit I:	Insurance Company Capital
Exhibit J:	Historical Quarterly Data
Exhibit K:	Earnings per Share
Exhibit L:	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Quarter ended March 31,
(In thousands, except per share amounts)	2014	2013
Revenues:
Net premiums written	$52,192	$33,373
Increase in unearned premiums	(7,442)	(12,109)
Net premiums earned	44,750	21,264
Net investment income	1,898	730
Realized investment gains, net	400	10
Other income	773	1,027
Total revenues	47,821	23,031

Losses and expenses:
Provision for losses and LAE	902	730
Other underwriting and operating expenses	23,459	14,962
Total losses and expenses	24,361	15,692

Income before income taxes	23,460	7,339

Income tax expense	8,454	139

Net income	$15,006	$7,200

Earnings per share
Basic:
Common Shares	$0.18	N/A
Class A common shares	N/A	$0.23
Class B-2 common shares	N/A	-

Diluted:
Common Shares	$0.18	N/A
Class A common shares	N/A	$0.23
Class B-2 common shares	N/A	-

Weighted average common shares outstanding
Basic:
Common Shares	82,864	N/A
Class A common shares	N/A	31,805
Class B-2 common shares	N/A	853

Diluted:
Common Shares	84,696	N/A
Class A common shares	N/A	31,864
Class B-2 common shares	N/A	6,009

Net income	$15,006	$7,200

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments, net of tax expense (benefit) of $370 and $(139) in 2014 and 2013	479	(258)
Total other comprehensive income (loss)	479	(258)

Comprehensive income	$15,485	$6,942

Loss ratio	2.0%	3.4%
Expense ratio	52.4%	70.4%
Combined ratio	54.4%	73.8%

Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2014	2013
Assets
Investments available for sale, at fair value
Fixed maturities	$585,743	$318,476
Short-term investments	261,525	14,079
Total investments	847,268	332,555
Cash	8,838	477,655
Accrued investment income	3,673	1,978
Accounts receivable	10,349	10,006
Deferred policy acquisition costs	6,628	6,173
Property and equipment (at cost, less accumulated depreciation of $37,342 in 2014 and $36,796 in 2013)	4,372	4,411
Prepaid federal income tax	18,000	8,000
Net deferred tax asset	2,869	10,346
Other assets	3,049	2,846

Total assets	$905,046	$853,970

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$3,804	$3,070
Unearned premium reserve	110,841	103,399
Amounts due under Asset Purchase Agreement	4,967	4,949
Accrued payroll and bonuses	4,989	13,076
Payable for securities	35,192	-
Other accrued liabilities	5,124	7,335
Total liabilities	164,917	131,829

Commitments and contingencies

Stockholders' Equity
Common Shares, $0.015 par value:
Authorized - 233,333; issued - 86,494 shares in 2014 and 86,491 shares in 2013	1,297	1,297
Additional paid-in capital	756,893	754,390
Accumulated other comprehensive loss	(968)	(1,447)
Accumulated deficit	(17,093)	(32,099)
Total stockholders' equity	740,129	722,141

Total liabilities and stockholders' equity	$905,046	$853,970

Exhibit C

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written

NIW by Credit Score
	Quarter ended
	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
>=760	$1,614,436	44.5%	$2,135,772	47.2%	$2,437,590	56.4%
740-759	636,859	17.5	802,262	17.7	775,559	17.9
720-739	536,471	14.8	651,269	14.4	572,897	13.3
700-719	375,500	10.3	465,611	10.3	314,473	7.3
680-699	315,267	8.7	341,968	7.5	174,859	4.0
<=679	152,040	4.2	131,018	2.9	46,178	1.1
Total	$3,630,573	100.0%	$4,527,900	100.0%	$4,321,556	100.0%

Weighted-average Credit Score	749		752		761

NIW by LTV
	Quarter ended
	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
85.00% and below	$435,733	12.0%	$488,218	10.8%	$819,486	19.0%
85.01% to 90.00%	1,240,528	34.2	1,528,857	33.8	1,634,282	37.8
90.01% to 95.00%	1,925,763	53.0	2,372,909	52.4	1,838,422	42.5
95.01% and above	28,549	0.8	137,916	3.0	29,366	0.7
	$3,630,573	100.0%	$4,527,900	100.0%	$4,321,556	100.0%

Weighted-average LTV	92%		92%		91%

NIW by Product
	Quarter ended
	March 31, 2014		December 31, 2013		March 31, 2013
Single Premium policies		18.2%		19.2%		18.9%
Monthly Premium policies		81.8		80.8		81.1
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Quarter ended
	March 31, 2014		December 31, 2013		March 31, 2013
Purchase		84.9%		86.9%		53.2%
Refinance		15.1		13.1		46.8
		100.0%		100.0%		100.0%

Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
>=760	$18,212,476	52.3%	$17,102,961	53.3%	$9,890,172	56.8%
740-759	6,218,225	17.9	5,724,933	17.9	3,092,355	17.7
720-739	4,804,322	13.8	4,380,452	13.7	2,316,338	13.3
700-719	2,955,696	8.5	2,646,717	8.3	1,268,937	7.3
680-699	1,940,162	5.6	1,665,196	5.2	683,646	3.9
<=679	647,176	1.9	507,937	1.6	179,362	1.0
Total	$34,778,057	100.0%	$32,028,196	100.0%	$17,430,810	100.0%

Weighted-average Credit Score	757		758		761

Total RIF by FICO score	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
>=760	$4,403,362	51.9%	$4,106,913	52.9%	$2,306,076	56.2%
740-759	1,527,784	18.0	1,399,308	18.0	733,994	17.9
720-739	1,192,630	14.0	1,081,286	13.9	556,051	13.6
700-719	717,501	8.4	637,086	8.2	295,411	7.2
680-699	488,405	5.8	415,414	5.3	164,618	4.0
<=679	164,180	1.9	128,598	1.7	44,685	1.1
Total	$8,493,862	100.0%	$7,768,605	100.0%	$4,100,835	100.0%

Portfolio by LTV
Total IIF by LTV	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
85.00% and below	$4,540,795	13.1%	$4,322,612	13.5%	$2,716,156	15.6%
85.01% to 90.00%	13,054,922	37.5	12,171,460	38.0	7,133,052	40.9
90.01% to 95.00%	16,748,932	48.2	15,121,279	47.2	7,501,474	43.0
95.01% and above	433,408	1.2	412,845	1.3	80,128	0.5
	$34,778,057	100.0%	$32,028,196	100.0%	$17,430,810	100.0%

Weighted-average LTV	91%		91%		91%

Total RIF by LTV	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
85.00% and below	$503,315	5.9%	$474,763	6.1%	$293,690	7.2%
85.01% to 90.00%	3,074,541	36.2	2,858,683	36.8	1,656,244	40.4
90.01% to 95.00%	4,770,413	56.2	4,296,135	55.3	2,124,150	51.7
95.01% and above	145,593	1.7	139,024	1.8	26,751	0.7
	$8,493,862	100.0%	$7,768,605	100.0%	$4,100,835	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	March 31, 2014		December 31, 2013		March 31, 2013
($ in thousands)
FRM 30 years and higher	$29,906,738	85.9%	$27,364,633	85.4%	$14,415,309	82.7%
FRM 20-25 years	1,105,372	3.2	1,086,120	3.4	751,627	4.3
FRM 15 years	2,383,315	6.9	2,354,656	7.4	1,586,031	9.1
ARM 5 years and higher	1,382,632	4.0	1,222,787	3.8	677,843	3.9
Total	$34,778,057	100.0%	$32,028,196	100.0%	$17,430,810	100.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data

Origination year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance
				Insurance in Force as of March 31, 2014
				% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,898	$101,057	41.1%	71.7%	36.7%	0.0%	3.1%	60.1%	97.0%
2011	3,229,720	1,656,252	51.3	70.2	39.5	0.3	4.2	57.6	92.3
2012	11,241,161	9,286,188	82.6	67.3	47.1	0.4	5.2	56.1	96.6
2013	21,152,638	20,140,578	95.2	72.8	50.6	1.8	7.8	51.6	96.4
2014 (through March 31)	3,630,573	3,593,982	99.0	84.9	53.6	0.8	12.9	44.4	94.4
Total	$39,499,990	$34,778,057	88.0	72.4	49.4	1.2	7.4	52.4	96.0

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	As of March 31, 2014	As of December 31, 2013	As of March 31, 2013
CA	11.2%	11.1%	11.1%
TX	8.3	8.2	7.8
FL	4.9	4.6	4.0
NC	4.3	4.3	4.3
IL	3.9	4.0	4.2
WA	3.7	3.6	3.3
NJ	3.7	3.8	4.0
GA	3.5	3.5	3.4
AZ	3.5	3.5	3.4
PA	3.5	3.6	4.0
All Others	49.5	49.8	50.5
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of March 31, 2014	As of December 31, 2013	As of March 31, 2013
CA	10.6%	10.5%	10.7%
TX	8.1	8.0	7.6
FL	5.0	4.8	4.1
NC	4.4	4.4	4.5
IL	3.9	4.0	4.3
WA	3.8	3.6	3.4
GA	3.7	3.6	3.5
NJ	3.6	3.7	3.9
PA	3.5	3.6	4.0
AZ	3.3	3.3	3.3
All Others	50.1	50.5	50.7
TOTAL	100.0%	100.0%	100.0%

Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Quarter ended
	March 31,	December 31,	March 31,
	2014	2013	2013
Beginning default inventory	159	116	56
Plus: new defaults	167	108	70
Less: cures	(128)	(57)	(49)
Less: claims paid	(6)	(8)	(2)
Ending default inventory	192	159	75

Rollforward of Reserve for Losses and LAE
	Quarter ended
	March 31,	December 31,	March 31,
($ in thousands)	2014	2013	2013
Reserve for losses and LAE at beginning of period	$3,070	$2,727	$1,499
Add provision for losses and LAE occurring in:
Current year	1,286	903	924
Prior years	(384)	(211)	(194)
Incurred losses during the period	902	692	730
Deduct payments for losses and LAE occurring in:
Current year	-	144	1
Prior years	168	205	64
Loss and LAE payments during the period	168	349	65
Reserve for losses and LAE at end of period	$3,804	$3,070	$2,164

Claims
	Quarter ended
	March 31,	December 31,	March 31,
	2014	2013	2013
Number of claims paid	6	8	2
Total amount paid for claims (in thousands)	$159	$343	$57
Average amount paid per claim (in thousands)	$27	$43	$29
Severity	84%	87%	106%

Exhibit G, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of March 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	95	49%	$936	27%	$4,309	22%
Four to eleven payments	76	40%	1,636	47%	3,406	48%
Twelve or more payments	15	8%	561	16%	867	65%
Pending claims	6	3%	348	10%	360	97%
TOTAL	192	100%	3,481	100%	$8,942	39%
IBNR			261
LAE			62
TOTAL			$3,804

Average reserve per default:
Case			$18.1
Total			$19.8

Default Rate	0.12%

	As of December 31, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	88	56%	$841	30%	$3,972	21%
Four to eleven payments	56	35%	1,497	53%	2,672	56%
Twelve or more payments	10	6%	300	11%	447	67%
Pending claims	5	3%	169	6%	166	102%
TOTAL	159	100%	2,807	100%	$7,257	39%
IBNR			211
LAE			52
TOTAL			$3,070

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.11%

	As of March 31, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	45	61%	$862	43%	$2,659	32%
Four to eleven payments	22	29%	711	35%	996	71%
Twelve or more payments	4	5%	183	9%	246	74%
Pending claims	4	5%	258	13%	256	101%
TOTAL	75	100%	2,014	100%	$4,157	48%
IBNR			101
LAE			49
TOTAL			$2,164

Average reserve per default:
Case			$26.9
Total			$28.9

Default Rate	0.10%

Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	March 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
US Treasury securities	$71,584	8.4%	$59,187	17.8%
US Agency securities	11,193	1.3	14,839	4.5
US Agency Mortgage-backed securities	47,468	5.6	22,241	6.7
Municipal debt securities	146,154	17.3	57,650	17.3
Corporate debt securities	230,823	27.2	125,593	37.8
Mortgage-backed securities	39,688	4.7	18,581	5.6
Asset-backed securities	61,626	7.3	20,385	6.1
Money market investments	238,732	28.2	14,079	4.2
Total Investments	$847,268	100.0%	$332,555	100.0%

Investment Portfolio by Credit Rating
Rating (1)	March 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$471,707	55.6%	$147,862	44.5%
Aa1	32,267	3.8	21,570	6.5
Aa2	35,474	4.2	15,464	4.6
Aa3	26,106	3.1	11,902	3.6
A1	62,950	7.4	26,541	8.0
A2	42,179	5.0	17,045	5.1
A3	49,607	5.9	29,886	9.0
Baa1	52,395	6.2	24,441	7.3
Baa2	64,753	7.6	30,782	9.3
Baa3	9,830	1.2	7,062	2.1
Below Baa3	-	-	-	-
Total Investments	$847,268	100.0%	$332,555	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Portfolio by Duration and Book Yield
Effective Duration	March 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$322,695	38.0%	$65,092	19.6%
1 to < 2 Years	48,987	5.8	19,093	5.7
2 to < 3 Years	76,868	9.1	74,335	22.4
3 to < 4 Years	99,948	11.8	63,214	19.0
4 to < 5 Years	81,779	9.7	66,230	19.9
5 or more Years	216,991	25.6	44,591	13.4
Total Investments	$847,268	100.0%	$332,555	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2014	1.01%

Net cash and Investments at holding company Essent Group Ltd. ($ in thousands):
As of March 31, 2014		$206,514
As of December 31, 2013		$246,220

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

As of
	March 31, 2014	December 31, 2013

Combined statutory capital (A)	$528,234	$469,424

Risk to capital ratios: (B)
Essent Guaranty, Inc.	16.1:1	16.6:1
Essent Guaranty of PA, Inc.	16.0:1	17.1:1
Combined (C)	16.1:1	16.5:1

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital. Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014	2013
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(in thousands, except per share amounts)
Revenues:
Net premiums written	$52,192	$52,878	$55,026	$44,923	$33,373

Net premiums earned	44,750	40,344	34,282	27,481	21,264
Other revenues	3,071	2,009	2,173	2,083	1,767
Total revenues	47,821	42,353	36,455	29,564	23,031

Losses and expenses:
Provision for losses and LAE	902	692	319	580	730
Other underwriting and operating expenses	23,459	22,299	18,237	15,557	14,962
Total losses and expenses	24,361	22,991	18,556	16,137	15,692

Income before income taxes	23,460	19,362	17,899	13,427	7,339
Income tax expense (benefit)	8,454	345	2,280	(10,150)	139
Net income	$15,006	$19,017	$15,619	$23,577	$7,200

Earnings per share:
Basic:
Common Shares	$0.18	$0.23	N/A	N/A	N/A
Class A common shares	N/A	N/A	$0.36	$0.63	$0.23
Class B-2 common shares	N/A	N/A	0.07	0.40	-

Diluted:
Common Shares	$0.18	$0.22	N/A	N/A	N/A
Class A common shares	N/A	N/A	$0.35	$0.62	$0.23
Class B-2 common shares	N/A	N/A	0.02	0.09	-

Weighted average common shares outstanding
Basic:
Common Shares	82,864	51,741	N/A	N/A	N/A
Class A common shares	N/A	N/A	43,616	36,793	31,805
Class B-2 common shares	N/A	N/A	1,822	1,334	853

Diluted:
Common Shares	84,696	55,130	N/A	N/A	N/A
Class A common shares	N/A	N/A	43,788	36,901	31,864
Class B-2 common shares	N/A	N/A	6,054	5,994	6,009

Other Data:
($ in thousands)

Loss ratio (1)	2.0%	1.7%	0.9%	2.1%	3.4%
Expense ratio (2)	52.4%	55.3%	53.2%	56.6%	70.4%
Combined ratio	54.4%	57.0%	54.1%	58.7%	73.8%

New insurance written	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
Average premium rate (3)	0.54%	0.54%	0.54%	0.55%	0.55%
Insurance in force (end of period)	$34,778,057	$32,028,196	$28,198,722	$22,576,300	$17,430,810
Policies in force	154,451	141,417	123,737	98,818	76,455
Weighted-average coverage (4)	24.4%	24.3%	24.0%	23.7%	23.5%
Annual persistency	87.9%	86.1%	83.1%	80.1%	80.9%

Loans in default (count)	192	159	116	90	75
Percentage of loans in default	0.12%	0.11%	0.09%	0.09%	0.10%

(1) Loss ratio is calculated by dividing the provision for loss and loss adjustment expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.
(3) Net premium earned as a percentage of average insurance in force for the period.
(4) End of period risk in force divided by insurance in force.

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Earnings per Share

	Quarter ended	Quarter ended
	March 31, 2014	March 31, 2013
(In thousands, except per share amounts)
Net income	$15,006	$7,200
Less: Class A dividends declared	N/A	-
Less: Class B-2 dividends declared	N/A	-
Undistributed net income	$15,006	$7,200
Net income allocable to Common Shares	$15,006	N/A
Net income allocable to Class A common shares	N/A	$7,200
Net income allocable to Class B-2 common shares	N/A	-

Basic earnings per common share:
Common Shares	$0.18	N/A
Class A common shares	N/A	$0.23
Class B-2 common shares	N/A	-

Diluted earnings per common share:
Common Shares	$0.18	N/A
Class A common shares	N/A	$0.23
Class B-2 common shares	N/A	-

Basic weighted average common shares outstanding:
Common Shares	82,864	N/A
Class A common shares	N/A	31,805
Class B-2 common shares	N/A	853

Diluted weighted average common shares outstanding:
Common Shares	84,696	N/A
Class A common shares	N/A	31,864
Class B-2 common shares	N/A	6,009

Note: Prior to the Company’s initial public offering on November 5, 2013 (“IPO”), the Company had two classes of common shares outstanding: Class A common shares and Class B-2 common shares. Upon the completion of the IPO, all of the Class A common shares and the Class B-2 common shares converted into a single class of common shares of the Company (the “Common Shares”), as more fully described in the Company’s prospectus dated October 30, 2013. Earnings Per Share (“EPS”) was calculated and presented prior to the IPO using the “two-class” method which provides that earnings and losses are allocated to each class of common shares according to the dividends declared or unpaid cumulative dividends earned, with the remaining undistributed earnings allocated according to each share’s respective participation rights.

Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan.  Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding.  Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all in the money options, warrants and similar instruments.  Common Shares and Outstanding Restricted Share Units is defined as total common shares outstanding plus all equity instruments (including Restricted Stock Units) issued to management and the Board of Directors and any in the money options, warrants and similar instruments.  Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance.  As of March 31, 2014 and December 31, 2013, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of adjusted book value to the most comparable GAAP amount as of March 31, 2014 and December 31, 2013 in accordance with Regulation G:

(in thousands, except per share amounts)	March 31, 2014	December 31, 2013

Numerator:
Total Stockholders' Equity (Book Value)	$740,129	$722,141

Add Back: Accumulated Other Comprehensive Loss	968	1,447

Adjusted Book Value	$741,097	$723,588

Denominator:
Total Outstanding Common Shares	86,494	86,491

Add: Outstanding Restricted Share Units	596	528

Total Outstanding Common Shares and Restricted Share Units	87,090	87,019

Adjusted Book Value per Share	$8.51	$8.32

CONTACT:
Essent Group Ltd.
Media Contact
JD Walker Communications, LLC
Janice Daue Walker, 610-230-0556
media@essentgroup.com
or
Investor Relations Contact
855-809-ESNT
ir@essentgroup.com